KBW 2011 COMMUNITY BANK CONFERENCE AUGUST 3, 2011 Exhibit 99.01

Forward-Looking Statements
ECB Bancorp, Inc.
Statements in this presentation relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, expectations or beliefs about future events or results, and other statements that are not descriptions of historical facts, may be forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.
Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company's Annual Report on Form 10-K and in other documents filed by the Company with the Securities and
Exchange Commission from time to time. Forward-looking statements may be identified by terms such as "may", "will",
"should", "could", "expects", "plans", "intends", "anticipates", "believes", "estimates", "predicts", "forecasts",
"potential" or "continue," or similar terms or the negative of these terms, or other statements concerning opinions or judgments of the Company's management about future events.  Factors that could influence the accuracy of such forward-looking statements include, but are not limited to pressures on the earnings, capital and liquidity of financial institutions in general, resulting from current and future conditions in the credit and equity markets, the financial success or changing strategies of the Company's customers, actions of government regulators, the level of market interest rates, weather and similar conditions, particularly the effect of hurricanes on the Company's banking and operations facilities and on the Company's customers and the communities in which it does business, changes in general economic conditions and the real estate values in our banking market (particularly changes that affect our loan portfolio, the abilities of our borrowers to repay their loans, and the values of loan collateral). Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievements. All forward-looking statements attributable to the Company are expressly qualified in their entirety by the cautionary statements in this paragraph.  The Company has no obligations, and does not intend to update these forward-looking statements.

ECB Bancorp Profile
ECB Bancorp, Inc.
•
Based in Engelhard, NC; East Carolina Bank founded in 1919
•
15
th
largest bank headquartered in North Carolina
o
$941 mm in assets as of 6/30/11
o
Target small to mid-sized businesses & individuals
•
Legacy of consistent growth and asset quality
o
Over 11% annual CGR of assets (organic) from 2001 to mid-2011
o
One of the lowest NPAs-to-total assets ratios of publicly traded banks in NC
o
25 offices in both coastal and inland markets with good demographics
o
Recently announced transaction with HamptonRoads Bankshares will add five branches and penetrate several key new markets
•
Enhanced capital base and other key corporate strengths uniquely position us to prosper and grow in the current environment
o
Recently announced $75 million capital raise
o
Projected to boost equity-to-assets ratio from 6.9% to 11.5% on a pro forma basis and total capital ratio from
13.45% to 15.7%.
o
Solid asset quality and additional capital allows us to build from a position of strength
•
Attractive footprint in Eastern NC

Key Corporate Strengths ECB Bancorp, Inc. • Financial strength • Attractive/expanding market area • Proven leadership team • Aggressive growth plan

Financial Strength -
Capitalization
ECB Bancorp, Inc.
7/28/2011 Post Closing
•
Stock Symbol – ECBE (NASDAQ): $13.30 per share
•
52 Week Range $14.55 - $10.41
•
Shares Outstanding
o
Common 2,849,841 7,537,341
o
TARP $17,949 $0
•
Common Market Capitalization $37.3 million $98.9 million
•
Average Daily Volume 1 month 6,724 shares
•
Price to Tangible Book(6/30/11) 57.6% 81.1%
•
Capital Ratios
o
Leverage 8.38% 11.51%
o
Tier 1 12.17% 14.32%
o
Total Capital 13.45% 15.57%

Financial Strength -
Stable Core Funding
ECB Bancorp, Inc.
•
Approximately 15% of deposits are non-interest bearing deposits
•
Approximately 34% of our deposits are demand deposits
•
Most recent quarter average cost of demand deposits:  0.64%
•
Most recent quarter average cost of funds:  1.17%
December 31, 2007
June 30, 2011
Total Deposits: $526 million
Jumbo CDs
16.0%
Retail CDs
31.4%
Savings
5.1%
Demand -
noninterest
bearing
15.2%
Demand - interest
bearing
32.3%
Jumbo CDs
30.8%
Retail CDs
27.9%
Savings
3.5%
Demand -
noninterest
bearing
18.2%
Demand - interest
bearing
19.6%
Total Deposits: $813 million

Financial Strength -
Diversified Loan Portfolio
ECB Bancorp, Inc.
•
Approximately 82.7% of our portfolio is secured by real estate
•
Our top ten loan relationships account for only 10.3% of the total portfolio in dollars
•
Most recent quarter average portfolio yield: 5.22%
•
Variable rate loans account for approximately 60% of our loan portfolio
•
Average loan size: $86,250
December 31, 2007
June 30, 2011
Gross Loans: $454 million Gross Loans: $543 million
Commercial &
other
21.7%
Credit cards &
Related plans
0.4%
Consumer
3.2%
RE – Commercial,
residential & other
53.3%
RE – Construction,
land development
& other
21.3%
RE – Commercial,
residential & other
66.8%
Consumer
3.2%
Credit cards &
Related plans
0.4%
Commercial & other
15.3%
RE – Construction,
land development &
other
15.5%

ECB Bancorp Inc.: NPAs/ Total Assets

Period: 06/09 Q - 03/11 Q

ECB Bancorp Inc
Peer Average
NPAs/ Assets (%)
8
6
4
2
0
06/09 Q
09/09 Q
12/09 Q
03/10 Q
06/10 Q
09/10 Q
12/10 Q
03/11 Q
2.41
3.21
3.09
3.74
4.01
4.88
5.95
6.54
2.00
2.16
2.27
2.59
2.59
2.78
2.89
3.20

Financial Strength ECB Bancorp, Inc. Overall Increase in Problem Assets Has Been Much Lower Than Most Other Banks

Attractive/Expanding Market Area
ECB Bancorp, Inc.
•
25 locations in coastal and in-land
North Carolina markets
•
Pending purchase of five new Bank
of Hampton Roads branches allows
development into new areas
•
Intermediate target market (over
next 3 to 5 years) is a 200 mile arc
from Engelhard
•
Area would cover Richmond and
portions of VA, and westward in NC
to include Raleigh and Triangle
cities
•
Likely near-term de novo markets
include Raleigh, Durham, Chapel
Hill, Fayetteville, Jacksonville, New
Bern, and Elizabeth City

1,000
900
800
700
600
500
400
300
200
100
0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
6/30/2011
GrossLoans
Deposits
Total Assets

Dynamic Growth Plan …Historical Growth Has Been Good ECB Bancorp, Inc.

ECB’s Growth Strategy ECB Bancorp, Inc.

Questions and Answers ECB Bancorp, Inc.

New Leadership Team
ECB Bancorp, Inc.
•
A. Dwight Utz: President & CEO
Key Competencies: Strategic Leadership, Retail Banking Expertise, Sales & Service Strategies, Human Resources
Management, Small Business Banking. Years in banking/financial services: 39
•
Thomas M. Crowder: EVP & CFO
Key Competencies: Large Regional Bank Experience, Regulatory and Risk Management, Capital Markets, Mergers
& Acquisitions/Valuation, Entrepreneurial/Business Ownership Experience. Years in banking/financial services: 33
•
James J. Burson: EVP & Chief Revenue Officer
Key Competencies: P&L responsibility experience in Large Regional Bank, Building Relationships Through Sales
and Service, Strategic Planning, Building Sustainable Revenue Growth. Years in banking/financial services: 28
•
T. Olin Davis: EVP & Chief Credit Officer
Key Competencies: Disciplined, Conservative Philosophy, Strong Leadership, Visionary, Key Reason For Strong
Asset Quality.  Only legacy member of Executive Management Team. Years in banking/financial services: 34
•
Lorie Y. Runion: Sr. VP & Chief Administrative Officer
Key competencies:  Strategic Planning, Marketing, Human Resources, Talent Development. Years in
banking/financial services: 33
•
William S. Sampson: Sr. VP & Chief Information Officer
Key competencies:  Exceptional Technical Knowledge, M&A Integration, Mobile Banking and Other Technology
Based Platforms For Delivering Banking Services, Was Key Part of Recent Core Processing Conversion. Years in
banking/financial services: 8

Second Quarter Earnings Release ECB Bancorp, Inc.

Second Quarter Earnings Release ECB Bancorp, Inc.

Second Quarter Earnings Release ECB Bancorp, Inc.

Second Quarter Earnings Release ECB Bancorp, Inc.

Second Quarter Earnings Release ECB Bancorp, Inc.

Second Quarter Earnings Release ECB Bancorp, Inc.

Second Quarter Earnings Release ECB Bancorp, Inc.